FY & Q4 FY 2026 Results July 29, 2026 EARNINGS RELEASE

INTEGRATED GROWTH STRATEGY SUPERIORITY TO WIN WITH CONSUMERS PORTFOLIO PERFORMANCE DRIVES BRAND CHOICE ACROSS OUR BUSINESS CONSTRUCTIVE DISRUPTION PRODUCTIVITY TO FUEL INVESTMENTS ORGANIZATION EMPOWERED • AGILE ACCOUNTABLE

BUSINESS RESULTS FY 2026

Delivered top and bottom-line within in-going guidance despite an increasingly challenging macro environment. Organic sales grew +1% vs prior year. Volume in-line, Pricing +1%. 9 of 10 product categories and all 7 regions held or grew organic sales. 26 of our top 50 category/country combinations held or grew share for the fiscal year. Global aggregate value share was slightly down vs the prior year. Core earnings per share were $6.89, +1% vs the prior year. On a currency-neutral basis, core EPS was $6.80, in line with the prior year. FY 2026 RESULTS

FY ’26 +1%Organic Sales Growth +0%Organic Volume Growth +1%Core EPS Growth +0%Currency Neutral Core EPS Growth 100% Adjusted Free Cash Flow Productivity FY 2026 RESULTS

ORGANIC SALES GROWTH ANNUAL PROGRESSION • Organic volume was in-line with year ago. • Pricing contributed 1 point to organic sales growth. • Mix was neutral. 5% 6% 6% 7% 7% 4% 2% 1% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25 FY '26

CORE EPS GROWTH ANNUAL PROGRESSION • Core gross margin • Core operating margin • Total productivity savings -40 basis points -70 basis points +340 basis points 7% 13% 11% 3% 2% 12% 4% 1% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25 FY '26

CURRENCY NEUTRAL CORE EPS GROWTH ANNUAL PROGRESSION • Core Gross margin ex-FX • Core Operating margin ex-FX -30 basis points -60 basis points 15% 17% 11% 5% 11% 16% 4% 0% FY '19 FY '20 FY '21 FY '22 FY '23 FY '24 FY '25 FY '26

TOP 50 Category/ Country Combinations # Grew/Held Value Share 23 26 33 30 32 38 31 28 29 26 Global share data through May 2026, GLOBAL MARKET SHARES

RETURNING VALUE TO SHAREHOLDERS SHARE REPURCHASE ADJUSTED FREE CASH FLOW PRODUCTIVITY CASH RETURNED TO OWNERS via Dividends & Share Repurchase DIVIDEND PAYMENTS $5.0 Bn FY 2026 100% FY 2026 $155 Bn P10Y $10.2 Bn FY 2026

BUSINESS RESULTS Q4 FY 2026

Q4 FY ’26 +0%Organic Sales Growth +0%Organic Volume Growth -3%Core EPS Growth -5%Currency Neutral Core EPS Growth 133% Adjusted Free Cash Flow Productivity Q4 FY 2026 RESULTS

2% 3% 1% 2% 2% 0% 3% 0%Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25 Q1 FY '26 Q2 FY '26 Q3 FY '26 Q4 FY '26 Q4 FY 2026 RESULTS Organic Sales Growth • Organic volume in-line with year ago. • Pricing in-line with year ago. • Mix was neutral. 0% 0%

• Core gross margin • Core operating margin • Total productivity savings 5% 2% 1% 6% 3% 0% 3% -3% Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25 Q1 FY '26 Q2 FY '26 Q3 FY '26 Q4 FY '26 Q4 FY 2026 RESULTS Core Earnings-Per-Share Growth In-line with year ago -130 basis points +460 basis points

• Core Gross margin ex-FX • Core Operating margin ex-FX In-line with year ago -130 basis points 4% 3% 3% 5% 3% -2% -5% Q1 FY '25 Q2 FY '25 Q3 FY '25 Q4 FY '25 Q1 FY '26 Q2 FY '26 Q3 FY '26 Q4 FY '26 0% Q4 FY 2026 RESULTS Currency-Neutral Core EPS Growth

SEGMENT RESULTS Q4 FY 2026

4% 3% -19% Organic Sales Organic Volume Net Earnings • Topline: +3% volume, +1% pricing, neutral mix • Share: Global Personal Care value share in-line with year ago. Global Hair Care value share decreased 0.2 points. Global Skin Care value share decreased 0.5 points. • Net Earnings: Sales growth, productivity savings, and tariff recovery more than offset by marketing investments, increased commodities, and product mix. Q4 FY 2026 RESULTS Beauty Segment

0% -1% -15% Organic Sales Organic Volume Net Earnings • Topline: +1% pricing, -1% volume, neutral mix • Share: Global Grooming value share decreased 0.2 points versus year ago. • Net Earnings: Productivity savings and pricing more than offset by marketing investments and product mix. Q4 FY 2026 RESULTS Grooming Segment

-1% -3% -10% Organic Sales Organic Volume Net Earnings Q4 FY 2026 RESULTS Health Care Segment • Topline: +2% pricing, -3% volume, neutral mix • Share: Global Personal Health Care value share increased 0.6 points versus year ago. Global Oral Care value share decreased 0.3 points. • Net Earnings: Productivity savings, pricing, and tariff recovery more than offset by increased marketing investments and product mix.

0% 1% -10% Organic Sales Organic Volume Net Earnings • Topline: +1% volume, neutral pricing, neutral mix • Share: Global Fabric Care and Global Home Care value share in-line with year ago. • Net Earnings: Productivity savings and tariff recovery more than offset by product investment, commodity costs, and marketing investments. Q4 FY 2026 RESULTS Fabric & Home Care Segment

-2% -1% -13% Organic Sales Organic Volume Net Earnings • Topline: -1% volume, -1% pricing, neutral mix • Share: Global Baby Care value share increased 0.2 points. Global Feminine Care value share decreased 0.2 points. Global Family Care share decreased 0.4 points versus year ago. • Net Earnings: Productivity savings more than offset by category mix and marketing investments. Q4 FY 2026 RESULTS Baby, Feminine and Family Care Segment

FY 2027 GUIDANCE

• Organic Sales Growth: +1% to +3% • Included in organic sales is a growth headwind of 30 to 50 basis points from brand, product form and go-to-market discontinuations. • Net Sales Growth: +1% to +3% FY ‘27 +1% to +3%Organic Sales Growth +1% to +3%Net Sales Growth FY 2027 GUIDANCE SALES

FY 2027 GUIDANCE EARNINGS PER SHARE • Core EPS Growth: +0% to +3%, including: • $1Bn after-tax impact from higher energy, transportation, and raw material costs • $50MM after-tax headwind from foreign exchange • $150MM after-tax of higher net interest expense • $150MM after-tax of lower non-operating income • Q1 EPS -5% or more • All-in EPS Growth: +1% to +5% • Core effective tax rate approximately 20% FY ‘26 Base Period EPSFY ‘27 $6.89+0% to +3%Core EPS Growth $6.62+1% to +5%All-in EPS Growth

FY 2027 GUIDANCE SUMMARY FY 2027 GUIDANCEMETRIC +1% to +3%Organic Sales Growth +1% to +3%Net Sales Growth +0% to +3%Core EPS Growth +1% to +5%All-In EPS Growth +0% to +3%Currency Neutral Core EPS Growth ~20%Core Effective Tax Rate 85% to 90%Adjusted Free Cash Flow Productivity 4.5% to 5.5%Capital Spending, % of Sales >$10bnDividends ~$5bnDirect Share Repurchase

FY 2027 GUIDANCE POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE • Significant deceleration of market growth rates • Significant currency weakness • Significant commodity cost increases • Additional geopolitical disruptions • Major supply chain disruption or store closures • Significant tariff changes

Certain statements in this release other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, changes in global interest rates and rate differentials, currency exchange, pricing controls or tariffs; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to successfully manage uncertainties related to changing political and geopolitical conditions and potential implications such as exchange rate fluctuations, market contraction, boycotts, variability and unpredictability in trade relations, sanctions, tariffs or other trade controls; (4) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (5) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, conflicts or acts of war (such as the conflict in the Middle East), terrorism or disease outbreaks; (6) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices, social or environmental practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns; (13) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (14) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (15) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (16) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws, regulations, policies and related interpretations involving product liability, product and packaging composition, manufacturing processes, intellectual property, labor and employment, antitrust, privacy, cybersecurity, data protection and data transfers, artificial intelligence, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (17) the ability to manage changes in applicable tax laws and regulations; and (18) the ability to continue delivering progress towards our environmental sustainability ambitions. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports. FORWARD LOOKING STATEMENTS

For a full reconciliation, please visit: www.pginvestor.com REGULATION FD AND G DISCLOSURE

1 The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures The following provides definitions of the non-GAAP measures used in Procter & Gamble's (“the Company”) July 29, 2026 earnings call, associated slides and other materials and the reconciliation to the most closely related GAAP measure. We believe that these non- GAAP measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors, as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results. These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted. The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results. Note that certain columns and rows may not add due to rounding. The following measures are provided: 1. Organic sales growth — page 2 2. Core EPS and Currency-neutral Core EPS — page 3 3. Core gross margin and Currency-neutral Core gross margin — page 5 4. Core operating margin and Currency-neutral Core operating margin — page 5 5. Adjusted free cash flow and Adjusted free cash flow productivity — page 6 The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:  Incremental restructuring: The Company has historically had an ongoing level of restructuring activities of approximately $250 - $500 million before tax. In June 2025, the Company announced a portfolio and productivity plan to streamline its portfolio and organization to improve its cost structure and competitiveness. The Company incurred over half of the costs under this plan in fiscal 2026, with the remainder expected to be incurred in fiscal 2027. In the fiscal year ended June 30, 2024, the Company started a limited market portfolio restructuring of its business operations, primarily in certain Enterprise Markets, including Argentina and Nigeria, to address challenging macroeconomic and fiscal conditions. During the period ended September 30, 2024, the Company completed this limited market portfolio restructuring with the substantial liquidation of its operations in Argentina. Starting in 2012 through fiscal 2020, the Company had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges. The adjustment to Core earnings includes the restructuring charges that exceed the normal, recurring level of restructuring charges.  Glad joint venture agreement: In January 2026, the Glad joint venture agreement between the Company and Clorox expired. Under the terms of the agreement, Clorox purchased the Company’s minority interest in the venture at fair market value for $476 million. This transaction was accounted for as a dissolution of the Glad joint venture business and the Company recorded an after-tax gain of $261 million.  Intangible asset impairment: In fiscal 2024, the Company recognized a non-cash, after-tax impairment charge of $1.0 billion ($1.3 billion before tax) to adjust the carrying value of the Gillette intangible asset acquired as part of the Company's 2005 acquisition of The Gillette Company. In fiscal 2019, the Company recognized a one-time, non-cash, after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying values of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets.  Early debt extinguishment charge: In fiscal 2021 and 2018, the Company recorded after tax charges due to early extinguishment of certain long-term debt. These charges represent the difference between the reacquisition price and the par value of the debt extinguished.  Gain on dissolution of the PGT Healthcare partnership: The Company dissolved our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in fiscal 2019. The transaction was accounted for as a sale of the Teva portion of the PGT business and the Company recognized an after-tax gain on the dissolution.  Anti-dilutive impacts: The Shave Care impairment charges in fiscal 2019 caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per share) to be

2 anti-dilutive. Accordingly, for U.S. GAAP diluted earnings per share, these instruments were not assumed to be concerted or exercised. Specifically, certain of our preferred shares and share-based equity awards were not included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP earnings per share.  Transitional impacts of the 2017 U.S. Tax Act: The U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “U.S. Tax Act”) in December 2017. This resulted in a net charge for the fiscal year 2018. The adjustment to Core earnings includes only this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on pre-tax earnings. We do not view the above items to be part of our sustainable results, and their exclusion from Core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at- risk compensation. Organic sales growth: Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. We believe this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis. This measure is also used in assessing the achievement of management goals for at-risk compensation. Core EPS and currency-neutral Core EPS: Core net earnings per share, or Core EPS, is a measure of diluted net earnings per common share (diluted EPS) adjusted for items as indicated. Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange. Management views these non-GAAP measures as useful supplemental measures of Company performance over time. These measures are also used in assessing the achievement of management goals for at-risk compensation. Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange. Management believes these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time. Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange. Management believes these non-GAAP measures provide a supplemental perspective to the Company’s operating efficiency over time. Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and excluding payments for the transitional tax resulting from the 2017 U.S. Tax Act. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investments. Adjusted free cash flow productivity: Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the gain from the dissolution of the Glad joint venture business. We view adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. This measure is used by management in making operating decisions, allocating financial resources and for budget planning purposes. This measure is also used in assessing the achievement of management goals for at-risk compensation. 1. Organic sales growth: Three Months Ended June 30, 2026 Net Sales Growth Foreign Exchange Impact Acquisition & Divestiture Impact/Other* Organic Sales Growth Beauty 6% (2)% —% 4% Grooming 1% (1)% —% —% Health Care 1% (2)% —% (1)% Fabric Care & Home Care 1% —% (1)% —% Baby, Feminine & Family Care (1)% (1)% —% (2)% Total Company 2% (1)% (1)% —% * Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

3 Organic Sales Growth Fiscal Year Ended June 30, 2026 Net Sales Growth Foreign Exchange Impact Acquisition & Divestiture Impact/Other* Organic Sales Growth Grooming 4% (3)% —% 1% Total Company 3% (2)% —% 1% * Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales. Prior Quarters Total Company Net Sales Growth Foreign Exchange Impact Acquisition/ Divestiture Impact/Other* Organic Sales Growth Q3 FY 2026 7% (4)% —% 3% Q2 FY 2026 1% (1)% —% —% Q1 FY 2026 3% (1)% —% 2% Q4 FY 2025 2% —% —% 2% Q3 FY 2025 (2)% 2% 1% 1% Q2 FY 2025 2% —% 1% 3% Q1 FY 2025 (1)% 1% 2% 2% * Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales. Prior Fiscal Years Total Company Net Sales Growth Foreign Exchange Impact Acquisition/ Divestiture Impact/Other* Organic Sales Growth FY 2025 —% 1% 1% 2% FY 2024 2% 2% —% 4% FY 2023 2% 5% —% 7% FY 2022 5% 2% —% 7% FY 2021 7% (1)% —% 6% FY 2020 5% 2% (1)% 6% FY 2019 1% 4% —% 5% * Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods and rounding impacts necessary to reconcile net sales to organic sales. Guidance Total Company Net Sales Growth Combined Foreign Exchange & Acquisition/Divestiture Impact/Other* Organic Sales Growth FY 2027 (Estimate) +1% to +3% —% +1% to +3% * Combined Foreign Exchange & Acquisition/Divestiture Impact/Other includes foreign exchange impacts, the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales. 2. Core EPS and Currency-neutral Core EPS: Three Months Ended June 30 2026 2025 Diluted EPS $1.26 $1.48 Incremental restructuring 0.16 — Core EPS $1.43 $1.48 Percentage change vs. prior period Core EPS (3)% Currency impact to earnings (0.02) Currency-Neutral Core EPS $1.41 Percentage change vs. prior period Core EPS (5)%

4 Core EPS and Currency-Neutral Core EPS Current and Prior Fiscal Years 2026 2025 2024 2023 2022 2021 2020 2019 2018 Diluted Net Earnings Per Common Share from Continuing Operations, attributable to P&G $6.62 $6.51 $6.02 $5.90 $5.81 $5.50 $4.96 $1.43 $3.67 Incremental restructuring 0.37 0.33 0.15 — — — 0.16 0.13 0.23 Glad joint venture agreement (0.11) — — — — — — — — Intangible asset impairment — — 0.42 — — — — 3.03 — Early debt extinguishment charge — — — — — 0.16 — — 0.09 Gain on dissolution of PGT Healthcare — — — — — — — (0.13) — Anti-dilutive impacts — — — — — — — 0.06 — Transitional impacts of the 2017 U.S. Tax Act — — — — — — — — 0.23 Core EPS $6.89 $6.83 $6.59 $5.90 $5.81 $5.66 $5.12 $4.52 $4.22 Core EPS growth vs prior year 1% 4% 12% 2% 3% 11% 13% 7% Currency Impact to Earnings (0.09) 0.02 0.23 0.55 0.11 0.04 0.15 0.35 Currency-Neutral Core EPS $6.80 $6.85 $6.82 $6.45 $5.92 $5.70 $5.27 $4.87 Percentage change vs. prior period Core EPS —% 4% 16% 11% 5% 11% 17% 15% Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction. Prior Quarters Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction. Guidance Total Company Diluted EPS Growth Impact of Incremental Non-Core Items* Core EPS Growth Impact of FX Currency-neutral Core EPS Growth FY 2027 (Estimate) +1% to +5% -1% to -2% —% to +3% —% —% to +3% * Includes the impact of the gain from the dissolution of the Glad joint venture business in fiscal 2026 and incremental non-core restructuring charges from the portfolio and productivity plan in fiscal 2026 and 2027. Q1 FY25 Q1 FY24 Q2 FY25 Q2 FY24 Q3 FY25 Q3 FY24 Q4 FY25 Q4 FY24 Q1 FY26 Q1 FY25 Q2 FY26 Q2 FY25 Q3 FY26 Q3 FY25 Diluted EPS $1.61 $1.83 $1.88 $1.40 $1.54 $1.52 $1.48 $1.27 $1.95 $1.61 $1.78 $1.88 $1.63 $1.54 Incremental restructuring 0.32 — — 0.02 — — — 0.13 0.04 0.32 0.10 — 0.07 — Glad joint venture agreement — — — — — — — — — — — — (0.11) — Intangible asset impairment — — — 0.42 — — — — — — — — — — Core EPS $1.93 $1.83 $1.88 $1.84 $1.54 $1.52 $1.48 $1.40 $1.99 $1.93 $1.88 $1.88 $1.59 $1.54 Percentage change 5% 2% 1% 6% 3% — 3% Currency Impact to Earnings (0.02) 0.02 0.03 (0.01) — (0.03) (0.05) Currency-Neutral Core EPS $1.91 $1.90 $1.57 $1.47 $1.99 $1.85 $1.54 Percentage change vs. prior period Core EPS 4% 3% 3% 5% 3% (2)% —

5 3. Core gross margin and Currency-neutral Core gross margin: Three Months Ended June 30 2026 2025 Gross Margin 48.5% 49.1% Incremental restructuring 0.6% — Core Gross Margin 49.1% 49.1% Basis point change vs. prior year Core gross margin — Currency Impact to Margin — Currency-Neutral Core Gross Margin 49.1% Basis point change vs prior year Core gross margin — Fiscal Year Ended June 30 2026 2025 Gross Margin 50.2% 51.2% Incremental restructuring 0.5% — Core Gross Margin 50.7% 51.1% Basis point change vs. prior year Core gross margin (40) Currency Impact to Margin 0.1% Currency-Neutral Core Gross Margin 50.8% Basis point change vs prior year Core gross margin (30) 4. Core operating margin and Currency-neutral Core operating margin: Three Months Ended June 30 2026 2025 Operating Margin 18.6% 20.8% Incremental restructuring 0.9% — Core Operating Margin 19.5% 20.8% Basis point change vs. prior year Core operating margin (130) Currency Impact to Margin —% Currency-Neutral Core Operating Margin 19.5% Basis point change vs. prior year Core operating margin (130) Fiscal Year Ended June 30 2026 2025 Operating Margin 22.7% 24.3% Incremental restructuring 0.9% — Core Operating Margin 23.6% 24.3% Basis point change vs. prior year Core operating margin (70) Currency Impact to Margin 0.1% Currency-Neutral Core Operating Margin 23.7% Basis point change vs. prior year Core operating margin (60)

6 5. Adjusted free cash flow and Adjusted free cash flow productivity (dollar amounts in millions): Three Months Ended June 30, 2026 Operating Cash Flow Capital Spending Adjusted Free Cash Flow Net Earnings Adjusted Free Cash Flow Productivity $5,131 $(1,023) $4,108 $3,081 133% Fiscal Year Ended June 30, 2026 Operating Cash Flow Capital Spending 2017 U.S. Tax Act Payments Adjusted Free Cash Flow Net Earnings Adjustments to Net Earnings(1) Net Earnings as Adjusted Adjusted Free Cash Flow Productivity $19,556 $(4,409) $688 $15,835 $16,144 $(261) $15,883 100% (1) Adjustments to Net Earnings relate to the gain from the dissolution of the Glad joint venture business in fiscal 2026.